UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

 WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-38750	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events

In June 2019, Wrap Technologies, Inc. (the “Company”) completed the sale of a total of 1,923,076 units to certain accredited investors, consisting of an aggregate of 1,923,076 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and Common Stock purchase warrants to purchase up to 1,923,076 shares of Common Stock (the “Investor Warrants”) (the “Offering”). The Warrants had a two-year term, which term expired on June 18, 2021, and were exercisable for $6.50 per share.

The Company also issued warrants to the placement agents for the Offering to purchase an aggregate of 153,846 shares of Common Stock (the “Agent Warrants”). The Agent Warrants had a two-year term, which term expired on June 18, 2021, and were exercisable for $8.125 per share.

Prior to the expiration of the Investor Warrants and the Agent Warrants, 1,922,999 Investor Warrants and 153,692 Agent Warrants were exercised, resulting in proceeds to the Company of approximately $12.5 million, of which approximately $12.05 million was received during the current fiscal quarter ending June 30, 2021. Following the exercise of the Investor Warrants and Agent Warrants, the Company now has 39,870,137 shares of Common Stock issued and outstanding.

The Offering was conducted pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-228974), filed with the Securities and Exchange Commission (“SEC”) on December 21, 2018, and declared effective on February 14, 2019. A prospectus supplement and the accompanying base prospectus relating to the Offering was filed with the SEC on June 14, 2019. Additional information about the Offering is available in the Company’s Current Report on Form 8-K filed on June 18, 2019.

On June 21, 2021 the Company issued a press release press release announcing the exercise and expiration of the Investor and Agent Warrants. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: June 21, 2021	By:	/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated June 21, 2021